EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report (the “Report”) on Form 10-Q of Powell Industries, Inc. (the “Company”) for the period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof, I, Don R. Madison, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date: May 24, 2007	/s/ DON R. MADISON
Don R. Madison
Executive Vice President Chief Financial and Administrative Officer

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